                                                                  EXHIBIT 10.13




                               FIRST AMENDMENT TO
                       MARTIN LAWRENCE PROFIT SHARING PLAN
                        (1994 AMENDMENT AND RESTATEMENT)





         The Martin Lawrence Profit Sharing Plan (1994 Amendment and Restatement) shall be amended as follows, effective January 1, 1989:

         A. Section 2.24 is hereby amended in its entirety to read as follows:

         2.24 "Normal Retirement Age" shall mean the Participant's 65th birthday.

         B. Section 2.16(b) is amended in its entirety to read as follows:

         (b) Employees who work on an irregular and unscheduled "on-call or as needed" basis in accordance with the regular administrative and employment practices of the Company, and

         IN WITNESS WHEREOF, this instrument of amendment is executed this 17th day of August, 1995.


                                    /s/ Allen A. Baron
                                    ----------------------
                                    Allen A. Baron
                                    Chairman of the Board